Taxation (Deferred Tax Assets and Liabilities, Significant Components of Deferred Tax Assets and Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Net operating loss from operations	$ 367,024	$ 321,230
Accrued bonus and commissions	3,475	4,724
Intangible assets transfer	237	337
Others	9,472	9,938
Total deferred tax assets	380,208	336,229
Less: Valuation allowance	(371,532)	(320,589)	$ (289,097)	$ (326,755)
Net deferred tax assets	8,676	15,640
Deferred tax liabilities
Withholding tax for dividend	(253,482)	(239,013)
Others	(8,033)	(8,800)
Total deferred tax liabilities	$ (261,515)	$ (247,813)